Other income, net (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Other income, net
Investment income, net	¥ 185,604		¥ 96,807	¥ 311,515
Government grants	876,255		344,811	335,502
Net gain (loss) on disposal of property, equipment and intangible assets	3,548		(7,448)	(13,881)
Others	(9,753)		(2,870)	1,620
Total	¥ 1,055,654	$ 161,786	¥ 431,300	¥ 634,756